UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant ☒    Filed by a party other than the Registrant ☐

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☐	Preliminary proxy statement

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☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

THE PBSJ CORPORATION

(Name of Registrant as Specified in Its Charter)

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THE PBSJ CORPORATION

2001 NW 107 Avenue

Miami, Florida 33172-2507

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

to be held on January 28, 2005

To the Shareholders of

The PBSJ Corporation

Notice is hereby given that the Annual Meeting of the Shareholders of The PBSJ Corporation, a Florida corporation (the “Company”), will be held at the MGM Grand Hotel, 3799 Las Vegas Blvd South, Las Vegas, NV 89109, on Friday, January 28, 2005, at 3:00 p.m. for the following purposes:

(1) To elect five (5) persons to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

(2) To amend the Company’s By-Laws to permit part-time regular employees to purchase Company stock up to an aggregate amount not to exceed three times the part-time regular employee’s stated annual salary.

(3) To approve the authority of the Corporate Audit Committee to select the independent auditors of the Company who will perform the Company’s annual audit as well as the review of the Company’s SEC filings to include the 10K and the 10Qs.

(4) To authorize the Company to enter into an agreement with Richard A. Wickett to purchase his 138,607 shares owned exclusive of The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust, in blocks of 46,000, 46,000, and 46,607 shares during the stock purchase window in 2005, 2006, and 2007, respectively, at a price determined at the September 30 valuation immediately preceding each of the respective year’s redemption.

(5) To transact such other business as may properly come before the meeting, at which meeting the shareholder is not present.

The Board of Directors has fixed the close of business on November 30, 2004 as the record date for the determination of shareholders entitled to notice of the meeting and any adjournment thereof. Only shareholders of record who are still employees of the Company or its subsidiaries on January 1, 2005 will be entitled to vote at the meeting.

By order of the Board of Directors.

Richard A. Wickett

Chairman of the Board

January 3, 2005

THE PBSJ CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

January 28, 2005

GENERAL

This Proxy Statement is furnished by and on behalf of the Board of Directors of The PBSJ Corporation, a Florida corporation (the “Company”), in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 3:00 p.m., Pacific Standard Time, on Friday, January 28, 2005, at the MGM Grand Hotel, 3799 Las Vegas Blvd South, Las Vegas, NV 89109.

The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally over the Company’s Intranet, but directors, officers and regular employees of the Company may solicit proxies personally, by mail, by telephone or by facsimile transmission.

The Company’s major direct and indirect subsidiaries are Post, Buckley, Schuh & Jernigan, Inc. (“PBS&J”), a Florida corporation; PBS&J Construction Services, Inc.; Seminole Development Corporation; Post, Buckley International, Inc.; and PBS&J Constructors, Inc.

The Company’s corporate office is located at 2001 N.W. 107 Avenue, Miami, Florida 33172-2507. The telephone number of the Company is (305) 592-7275.

The approximate date of mailing of this Proxy Statement is January 3, 2005.

REVOCABILITY OF PROXIES

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a notice to that effect or by attending the Annual Meeting and voting in person.

VOTING RIGHTS - OUTSTANDING SHARES - PROXIES

Only shareholders of record as of the close of business on November 30, 2004 (Record Date) will be entitled to notice of and to vote at the Annual Meeting if still employed by the Company or its subsidiaries on January 1, 2005. As of the Record Date, there were 7,904,292 shares of the Company’s Common Stock, par value $.00067 per share, issued and outstanding. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock, represented in person or by proxy. Each share of Common Stock owned individually in the name of the employee entitles the holder thereof to one vote on all matters brought before the Annual Meeting. Each share of common stock owned through The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the Plan) for the benefit of the employee entitles the employee to one vote on all matters brought before the Annual Meeting.

When proxies are returned to the Company properly signed and dated and not revoked, the shares represented thereby will be voted in accordance with the directions given therein. Shareholders are urged to specify their choice by marking the appropriate box on the enclosed proxy. If no choice is specified, the shares will be voted for the proposals set forth on the proxy. A shareholder who submits a proxy may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person.

VOTING SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF THE COMPANY

The following table sets forth certain information as of November 30, 2004, with respect to the beneficial ownership of shares of Common Stock by (i) all executive officers of the Company named in the Summary Compensation Table, (ii) each person who is a director or has been nominated for election as Director, (iii) each person we know to own more than 5% of our outstanding Common Stock and (iv) all directors and executive officers of the Company as a group:

Shareholder	Shares of Common Stock Beneficially Owned (1)	Percent Of Class
PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust	3,922,425	49.60
Todd J. Kenner	108,018	1.37
Robert J. Paulsen	136,241	1.72
John S. Shearer	186,056	2.35
Richard A. Wickett	294,633	3.73
John B. Zumwalt	193,153	2.44
All directors and executive officers as a group (5 persons)	918,101	11.61

(1)	Includes 7,830, 20,880, 16,050, 147,005, and 86,655 shares beneficially owned via voting power with respect to their accounts in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust for Messrs. Kenner, Paulsen, Shearer, Wickett and Zumwalt, respectively.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors has nominated the following five (5) persons for election as Directors of the Company, with each Director to hold office until the next annual meeting of shareholders of the Company or until his successor is duly elected and qualified. Proxies solicited hereby will, unless otherwise indicated, be voted for the election of all the nominees. Each nominee has consented to serve as a director if elected. If, at the time of the Annual Meeting, any of the nominees are unable or decline to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute director designated by the Board. The Board has no reason to believe any of the nominees will be unable or will decline to serve as a director.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY

Name	Proposed Positions	Age
Todd J. Kenner	Director	43
Robert J. Paulsen	Director	52
John S. Shearer	Director	53
Richard A. Wickett	Director	63
John B. Zumwalt	Director	53

All of the foregoing are currently serving as directors of the Company. Directors and officers are elected annually and hold office until their successors are elected and qualified.

Todd J. Kenner, P.E., joined The PBSJ Corporation in 1989. He has been a Director and Vice President of the Company since 2001 and is currently Senior Vice President of the Company and Executive Vice President of PBS&J.

Robert J. Paulsen, P.E., joined The PBSJ Corporation in 1986. He has been a Director of the Company since 2000. He is currently Executive Vice President and Secretary of the Company and Chief Operating Officer and Senior Executive Vice President of PBS&J.

John S. Shearer, P.E., rejoined The PBSJ Corporation in 1991. He has been a Director and Vice President of the Company since 2001 and is currently Senior Vice President of the Company and Executive Vice President of PBS&J.

Richard A. Wickett, C.P.A., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Chairman of the Board and Treasurer of the Company and Chairman and Treasurer of PBS&J.

John B. Zumwalt, P.E., joined The PBSJ Corporation in 1973. He has been a Director of the Company since 1995. He is currently Vice Chairman of the Board, President and Chief Executive Officer of the Company and PBS&J.

Meetings of the Board

During the fiscal year ended September 30, 2004, the Board of Directors of the Company held nine meetings, and the Board of Directors of PBS&J held seven meetings.

No director attended less than 75% of the aggregate number of meetings of the Board of Directors that he was eligible to attend.

Committees of the Board

The Board of Directors has a Corporate Audit Committee and a Compensation Advisory Committee, which are discussed below.

Corporate Audit Committee

The Corporate Audit Committee (CAC) is responsible for oversight of the Company’s financial processes and internal control environment. Its responsibilities include retaining the independent auditors, reviewing the Company’s performance with the independent auditors on a quarterly and annual basis and reviewing and recommending policies and procedures for the Company to the Board of Directors.

Pursuant to section 407 of the Sarbanes-Oxley Act of 2002, the CAC is comprised of at least one member who is a financial expert as such term is defined by the Securities and Exchange Commission.

Report of the Audit Committee

The CAC is comprised of seven members, three of whom are independent and are neither officers nor directors of the Company or PBS&J. The CAC oversees the Company’s financial reporting process on behalf of The PBSJ Corporation Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the CAC reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles adopted by management; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The CAC also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments regarding the quality and acceptability of the Company’s accounting principles. In addition, other matters relating to generally accepted auditing standards (including Statement on Auditing Standards No. 61) were reviewed.

The CAC has discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures required by the “Independence Standards Board” regarding non-audit services that may be performed by our external auditors.

The CAC discussed with the Company’s internal auditors and its independent auditors the overall scope and plans for their respective audits. The CAC meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the financial reporting. The committee held four meetings during fiscal year 2004.

In reliance on the reviews and discussions referred to above, the CAC recommended to The PBSJ Corporation Board (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10 - K for the year ended September 30, 2004, for filing with the Securities and Exchange Commission. The CAC also selected the Company’s independent auditors.

Other responsibilities of the CAC include, but are not limited to, reviewing and approving compensation for The PBSJ Corporation Board members, reviewing independent stock valuations, and developing a program for the receipt, retention and treatment of complaints received by shareholders of The PBSJ Corporation as they relate to accounting, internal accounting controls and auditing matters.

Pre-approval Policy for the Corporate Audit Committee

All audit and non-audit services must be brought before the CAC for approval prior to performance of the services. Any services prohibited per Title II, section 201 of the Sarbanes-Oxley Act of 2002 will not be considered approved or authorized services to be performed by the Company’s independent registered public accounting firm. Services that will be permitted are as follows:

•	Audit of financial statements
•	Audit of direct expense and overhead rate calculations
•	Audit of 401(k) plan
•	Quarterly review for Form 10-Q

On an annual basis, the independent auditors must present to the CAC Chairperson a letter of engagement outlining the expected services to be performed, and the estimated fee quote associated with each of those services, in the coming fiscal year.

In order to provide retroactive approval for permissible non-audit services related to employee benefit consulting fees, if all of the following criteria exist, the pre-approval requirement may be waived.

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed $150,000 in a given fiscal year;

3.	Such services were not recognized at the time of the engagement to be non-audit services (to date the SEC has not provided any guidance with respect to determining whether or not a service was “recognized” at the time of the engagement. We believe that the SEC intended the term “recognized” to mean “identified”);

4.	Such services are promptly brought to the attention of, and approved by, the CAC or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the requirements.

CAC Members

PBSJ affiliated members:

Judith Squillante, Chairperson – Executive Vice President and Director of Human Resources (Miami, Florida)

Doug Dillon - Vice President and Regional Service Manager for the Construction Management Segment of PBS&J (Dallas, Texas)

Larry Hentz - Vice President and Principal Technical Professional for the Environmental Services Segment of PBS&J (Beltsville, Maryland)

Becky Schaffer - Senior Vice President and Corporate Counsel (Tampa, Florida)

Kathy Wilson - Associate Vice President and Controller (Orlando, Florida)

External Independent Members:

William Pruitt - Chairman, Adjoined Consulting, Inc. (Miami, Florida)

Philip Searcy - Retired Chairman of The PBSJ Corporation (Orlando, Florida)

Frank Stasiowski - President, PSMJ Resources, Inc. (Boston, Massachusetts)

The following table presents fees for services rendered by our independent registered public accounting firm, Deloitte & Touche, LLP, for fiscal years ending September 30, 2004 and 2003 (in thousands):

	2004	2003
Audit fees (1)	$160	$—
Audit-related fees (2)	45	—

Audit and audit-related fees	205	—
Non-audit fees (3)	160	83

Total fees	$365	$83

The following table presents fees for services rendered by our former, independent registered public accounting firm, PricewaterhouseCoopers, LLP, for fiscal years ending September 30, 2003 and 2002 (in thousands):

	2003	2002
Audit fees (1)	$170	$270
Audit-related fees (2)	52	50

Audit and audit-related fees	222	320
Tax fees (4)	119	200

Total fees	$341	$520

(1)	Audit fees in 2004 consisted of the following:

•	Audit of the Company’s consolidated financial statements

•	Reviews of the Company’s quarterly information

Audit fees in 2003 consisted of the following:

•	Audit of the Company’s consolidated financial statements

•	Reviews of the Company’s quarterly financial statements
(2)	Audit-related fees include employee benefit plan and audits of Company’s computations of direct expense and overhead rates.

(3)	Non-audit fees are for employee benefits consulting services provided by Deloitte Consulting LLP. Deloitte Consulting LLP was compensated for these services through fees paid directly by PBSJ as well as service fees from insurance companies which provide PBSJ’s health and welfare benefits. Such fees are paid to Deloitte Consulting LLP through Morneau Sobeco, a licensed brokerage firm partially owned by a Deloitte Touche Tohmatsu member firm. Deloitte Consulting LLP does not set rates or providing actuarial calculations to PBSJ.

(4)	Tax fees consist of fees for tax consultation and tax compliance services.

There were no financial information systems design and implementation fees incurred in 2004, 2003 or 2002.

Compensation of Directors and Executive Officers

We have a compensation advisory committee. All of our directors participated in deliberations concerning executive officer compensation. Because all of our directors are also executive officers, no additional compensation is paid to any director for any services performed by him in his capacity as director. We reimburse our directors for any expenses incurred by them in connection with their duties as directors.

During fiscal year 2004, the Company’s executive compensation program was comprised of the following key components:

Base Salary – The Company sets the base salaries of its executives at what it believes are compensation levels at comparably sized companies engaged in similar industries.

Annual Incentive Awards – The Company awards incentive bonuses based on the Company’s performance as a component of overall compensation.

Compensation of CEO – CEO compensation is comprised of the same components as the other executive officers’ compensation.

The following table sets forth compensation information with respect to our Chief Executive Officer and our four most highly compensated executive officers whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. In this document, we refer to these executive officers as the “Named Officers.”

Summary Compensation Table (1)

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)		Restricted Stock Award(s)($)(2)		All Other Compensation ($)
Richard A. Wickett, Chairman and Treasurer	2004 2003 2002	$257,500 250,000 241,250	$190,000 200,000 160,000	* * *	* * *		— — —	— — —

John B. Zumwalt, Vice Chairman, President and Chief Executive Officer	2004 2003 2002	$267,500 257,500 243,750	$190,000 200,000 160,000	* * *	* * *	$	— 42,600 32,160	— — —

Robert J. Paulsen Chief Operating Officer, Executive V.P. and Secretary	2004 2003 2002	$254,500 235,000 212,500	$190,000 200,000 160,500	* * *	* * *		— — —	— — —

John S. Shearer, Senior Vice President	2004 2003 2002	$216,250 201,250 183,750	$150,000 150,000 120,000	* * *	* * *	$	— 106,500 75,040	— — —

Todd J. Kenner, Senior Vice President	2004 2003 2002	$217,500 191,250 176,250	$170,000 150,000 105,000	* * *	* * *		— — —	— — —

**	Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer.
(1)	Certain columns have been omitted because they do not apply.
(2)	The aggregate number of shares of restricted stock held by the Named Officers is 154,290 valued at $4,165,830 based on the value of our stock as of November 30, 2004 as determined by an independent appraisal. Although we do not intend to declare or pay any dividends in the foreseeable future and are limited in this respect by the terms of our credit agreement, if we did declare or pay any dividends, any Named Officer holding restricted stock would be entitled to receive dividends on their restricted stock.

PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total shareholder return for PBSJ’s common stock, the S&P 500 Index and a weighted peer group index over the last five fiscal years. The peer group index consists of other engineering firms used in PBSJ’s independent stock valuation. The graph shows the growth of a $100 investment in PBSJ’s common stock, the S&P 500 Index and the Peer Group Index on September 30, 1999. The comparable stock price of the Company’s common stock on September 30, 1999 was $7.82.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

PROPOSAL 2 – PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW PART-TIME REGULAR EMPLOYEES TO OWN COMPANY STOCK IN AN AMOUNT NOT TO EXCEED THREE TIMES THE PART-TIME REGULAR EMPLOYEE’S STATED ANNUAL SALARY.

This proposal would modify sections 1.a., 2.a. and b. of Article VIII of the Company’s By-Laws which were filed as exhibit 3.2 in the Company’s Form 10 Registration Statement filed with the Securities and Exchange Commission on June 27, 2000

This proposal would amend the by-laws to allow part-time regular employees to own stock in the Company in a total amount equal to three times their stated annual salary. That amount would be recalculated annually and necessary adjustments to the shares owned, if any, would be made at the annual stock offering window.

The Board of Directors recommends this amendment to allow a larger number of employees to participate in stock ownership. The text of Article VIII is attached hereto as Exhibit A.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE BY-LAWS.

PROPOSAL 3 – PROPOSAL TO APPROVE THE AUTHORITY OF THE CORPORATE AUDIT COMMITTEE TO SELECT ANNUALLY THE INDEPENDENT AUDITORS WHO WILL PERFORM THE COMPANY’S ANNUAL AUDIT AS WELL AS THE REVIEW OF THE COMPANY’S SEC FILINGS TO INCLUDE THE 10K AND 10Qs.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 4. – PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH RICHARD A. WICKETT TO PURCHASE HIS 138,607 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE

PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, IN BLOCKS OF 46,000, 46,000, AND 46,607 SHARES DURING THE STOCK PURCHASE WINDOW IN 2005, 2006, AND 2007, RESPECTIVELY, AT A PRICE DETERMINED AT THE SEPTEMBER 30 VALUATION IMMEDIATELY PRECEEDING EACH OF THE RESPECTIVE YEAR’S REDEMPTION.

This proposal is recommended by the Board to allow the Company to spread the redemption of a substantial number of shares over a three (3) year period rather than a single year. Since an employee must redeem his/her stock upon losing employee status, shareholder approval is needed to allow redemption over a three (3) year period. See Exhibit A attached hereto.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 5 – PROPOSAL TO APPOINT RICHARD A. WICKETT AND JOHN B. ZUMWALT, III TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AT WHICH MEETING THE SHAREHOLDER IS NOT PRESENT.

In the event the undersigned is not present at the Annual Meeting of Shareholders of the Company, the undersigned hereby appoints Richard A. Wickett and John B. Zumwalt, III, the true and lawful attorneys, agents and proxies of the undersigned, each with full power to appoint his substitute, for and in the name of the undersigned to act for the undersigned and to vote all of the shares of the voting, which the undersigned is entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THIS PROPOSAL.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the best of the Company’s knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2004, all Section 16(a) filing requirements applicable to the Company’s officers, directors and holders of more than ten percent of the Company’s Common Stock were complied with.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s Year 2006 Annual Meeting of Stockholders must be received by the Company in writing no later than September 30, 2005, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be addressed at the Annual Meeting. However, if additional matters properly come before the Annual Meeting, then the proxy-holders will vote the shares they represent in such manner as the Board of Directors may recommend.

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by e-mail, telephone, telegram or personal interview.

A list of Shareholders entitled to be present and vote at the Annual Meeting will be available during the Annual meeting for inspection by shareholders who are present.

If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. A pre- stamped envelope has been provided for your convenience. No additional postage is required if mailed in the United Stated.

BY ORDER OF THE BOARD OF DIRECTORS

By:
Richard A. Wickett
Chairman of the Board

Dated: January 3, 2005

ARTICLE VIII

ISSUANCE, SALE AND REDEMPTION OF SHARES

Section 1. Issuance and Sale by Corporation; Authority/Consideration.

a.	Issuance and Sale by Corporation; Authority. The Board must approve the issuance and sale of all shares of the Corporation. Except as provided below, shares may be owned only by full-time or Part-Time Regular (PTR) employees of the Corporation and any Affiliate thereof, The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust, Part I of which is The PBSJ Employee Profit Sharing Plan and Trust and Part II of which is The PBSJ Employee Profit Sharing and Stock Ownership Plan (ESOP), personal trusts of Shareholders if approved by the Board. The Board shall have the authority to permit a non-employee to own shares in the Corporation who is (i) a director of the Corporation, or (ii) a spouse of an employee of the Corporation or any Affiliate, or (iii) a child of an employee of the Corporation or any Affiliate, provided that, at all times during the taxable year, ninety-five percent (95%) of the Corporation’s shares by value shall be held, directly or indirectly, by: (i) full time or Part-Time Regular employees performing services for the Corporation or an Affiliate, and (ii) retired employees who have performed services for the Corporation or an Affiliate or the estate of an employee who had performed such services.

A Part-Time Regular employee shall be one who works no less than 24 hours per work week. The total value of a Part-Time Regular employee’s stock holdings may not exceed in value three times the Part-Time Regular employee’s annual stated salary. This amount shall be recalculated each December 31 to ensure current compliance. Once the highest permissible value has been reached the Part-Time Regular employee may not purchase

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additional shares. If, upon the December 31 recalculation, the total value of his shares is greater than three times his stated salary, the Part-Time Regular employee must sell sufficient shares to bring the value of his total holdings within the required limits. Such sale shall be during the annual stock offering window and redeemed according to the provisions of this Article VIII.

In performing the December 31 calculation the Part-Time Regular employee shall not include the value of shares held in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (Trust), The PBSJ Employee Profit Sharing and Stock Ownership Plan (ESOP), or any Restricted Shares awarded to such Part-Time Regular employee.

b. Consideration. The consideration for all such shares shall be determined as provided in Paragraph a. of Section 3 of this Article VIII. Unless otherwise approved by the Board, shares shall not be issued by the Corporation until the full amount of consideration therefore has been paid.

Section 2. Redemption by Corporation.

a. Rule. Except as provided in paragraph b., below, of this Section 2, when a Shareholder’s full-time employment with the Corporation or an Affiliate thereof is reduced to part-time or terminated completely for any reason whatsoever, including death, or a Part-Time Regular employee’s employment is terminated, the Shareholder, his guardian, heirs, trustee, beneficiaries, or personal representative, as the case may be, shall be required to offer all of his shares for a price determined in accordance with paragraph a. of Section 3 hereof, upon the terms and conditions of Section 4 hereof. Additionally, a Shareholder may sell some or all of his shares to the Corporation while still in the full-time employ of the Corporation or an Affiliate during the Corporation’s annual stock offering period, and the Corporation may purchase such shares as provided in Section 3, paragraph a. and Section 4 of this Article VIII. If the Corporation exercises its right of refusal, the ESOP may assume

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the right of the Corporation to purchase such shares at a price and on the same terms and conditions applicable to the Corporation except as otherwise provided by law in Section 5 hereof; provided however, that if the ESOP declines to assume such right the Shareholder may offer such shares to the other shareholders of the Corporation or an Affiliate as provided in Section 6 of this Article VIII. If the Corporation or the ESOP should be prohibited from purchasing such shares under applicable law the other shareholders of the Corporation shall have the right (but not the obligation) to purchase such shares as provided in Section 6 of this Article VIII.

b. Exception; Separate Agreement(s). Notwithstanding the restriction in paragraph a., above, a former employee of the Corporation or any Affiliate may continue to own shares of the Corporation when such shares are subject to a separate written share redemption or purchase agreement made by the corporation and such former employee, and approved by a vote of over fifty percent (50%) of the shares entitled to vote, before the termination of his employment.

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PROXY CARD

THE PBSJ CORPORATION

PROXY FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON

JANUARY 28, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF THE PBSJ CORPORATION

The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 3, 2005 and does hereby appoint Richard A. Wickett and John B. Zumwalt, III, and either of the, with full power of substitution as proxy or proxies of the undersigned and vote all shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the “COMPANY”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the COMPANY to be held Friday, January 28, 2005, at 3:00 P.M., Pacific Standard Time, and at any adjournment or adjournments thereof, as designated below.

1.	ELECTION OF DIRECTORS.

	☐	FOR ALL NOMINEES LISTED BELOW			☐	WITHHOLD AUTHORITY
		(This option will vote in favor of all nominees)				(To withhold authority to vote for any individual nominee, check the box next to the nominee’s name)

		☐	Robert J. Paulsen	☐	John S. Shearer

		☐	Todd J. Kenner	☐	John B. Zumwalt, III	☐ Richard A. Wickett

2.	PROPOSAL TO AMEND THE COMPANY’S BY-LAWS TO ALLOW PART-TIME REGULAR EMPLOYEES TO OWN COMPANY STOCK IN AN AMOUNT NOT TO EXCEED THREE TIMES THE PART-TIME REGULAR EMPLOYEE’S STATED ANNUAL SALARY..

		☐	FOR	☐	AGAINST

3.	PROPOSAL TO APPROVE THE AUTHORITY OF THE CORPORATE AUDIT COMMITTEE TO SELECT THE INDEPENDENT AUDITORS FOR THE COMPANY.

		☐	FOR	☐	AGAINST

4.	PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH RICHARD A. WICKETT TO PURCHASE HIS 138,607 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, IN BLOCKS OF 46,000, 46,000, AND 46,607 SHARES DURING THE STOCK PURCHASE WINDOW IN 2005, 2006, AND 2007, RESPECTIVELY, AT A PRICE DETERMINED AT THE SEPTEMBER 30 VALUATION IMMEDIATELY PRECEDING EACH OF THE RESPECTIVE YEAR’S REDEMPTION.

		☐	FOR	☐	AGAINST

5	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

		☐	FOR	☐	AGAINST

This Proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of 2005 Annual Meeting of Shareholders of The PBSJ Corporation.

PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Dated: , 200 .
Name of Shareholder

Signature (Please sign exactly as name appears hereon.)

PROXY CARD

THE PBSJ CORPORATION

FOR ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON

JANUARY 28, 2005

THIS PROXY STATEMENT IS SOLICITED

ON BEHALF OF THE TRUSTEES OF

THE PBSJ EMPLOYEE PROFIT SHARING

AND STOCK OWNERSHIP PLAN AND TRUST

The undersigned participant in The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust (the “Plan”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 28, 2005, and does hereby appoint Richard A. Wickett and John B. Zumwalt, III and either of them, with full power of substitution as proxy or proxies of the undersigned to represent the undersigned and vote all shares of Common Stock, par value $.00067 per share, of THE PBSJ CORPORATION, a Florida corporation (the “COMPANY”), in his/her participant account in the Plan held as of record by the Trustees on November 30, 2004, at the Annual Meeting of Shareholders of the Company to be held on January 28, 2005, at 3:00 P.M., Pacific Standard time, and any adjournment or adjournments thereof, as designated below:

1.	ELECTION OF DIRECTORS.

	☐	FOR ALL NOMINEES LISTED BELOW			☐	WITHHOLD AUTHORITY
		(This option will vote in favor of all nominees)				(To withhold authority to vote for any individual nominee, check the box next to the nominee’s name)

	☐		Robert J. Paulsen	☐	John S. Shearer

	☐		Todd J. Kenner	☐	John B. Zumwalt, III	☐ Richard A. Wickett

2.	PROPOSAL TO MODIFY THE COMPANY’S BY-LAWS TO ALLOW PART-TIME REGULAR EMPLOYEES TO OWN COMPANY STOCK IN AN AMOUNT NOT TO EXCEED THREE TIMES THE PART-TIME REGULAR EMPLOYEE’S STATED ANNUAL SALARY..

		☐	FOR	☐	AGAINST

3.	PROPOSAL TO APPROVE THE AUTHORITY OF THE CORPORATE AUDIT COMMITTEE TO SELECT ANNUALLY THE INDEPENDENT AUDITORS WHO WILL PERFORM THE COMPANY’S ANNUAL AUDIT AS WELL AS THE REVIEW OF THE COMPANY’S SEC FILINGS TO INCLUDE THE 10K AND 10Qs..

		☐	FOR	☐	AGAINST

4.	PROPOSAL TO AUTHORIZE THE COMPANY TO EXECUTE AN AGREEMENT WITH RICHARD A. WICKETT TO PURCHASE HIS 138,607 SHARES, EXCLUSIVE OF HIS SHARES OWNED THROUGH THE PBSJ EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN AND TRUST, IN BLOCKS OF 46,000, 46,000, AND 46,607 SHARES DURING THE STOCK PURCHASE WINDOW IN 2005, 2006, AND 2007, RESPECTIVELY, AT A PRICE DETERMINED AT THE SEPTEMBER 30 VALUATION IMMEDIATELY PRECEDING EACH OF THE RESPECTIVE YEAR’S REDEMPTION.

		☐	FOR	☐	AGAINST

5.	PROPOSAL TO APPOINT RICHARD A. WICKETT AND JOHN B. ZUMWALT, III TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AT WHICH MEETING THE SHAREHOLDER IS NOT PRESENT.

		☐	FOR	☐	AGAINST

This Proxy, when properly executed, will be used by the Trustees of the Plan to vote in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of the accompanying Information Statement and Notice of 2004 Annual Meeting of Shareholders of The PBSJ Corporation.

PLEASE MARK, COMPLETE, SIGN, DATE AND RETURN THIS STATEMENT PROMPTLY.

Dated: , 200 .
Name of Plan Participant

Signature (Please sign exactly as name appears hereon.)